Exhibit 10.20

独家业务合作协议

Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由以下双方于2019年【4】月【20】日在中华人民共和国（下称“中国”）【成都】签署。

This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following parties on [April 20], 2019 in [Chengdu], the People’s Republic of China (“China” or the “PRC”).

甲方： 国邦（成都）融资租赁有限公司

地址： 四川省成都市锦江区大业路6号1栋3单元7层715号

Party A: Guobang (Chengdu) Finance Leasing Co., Ltd

Address: Room 715, Floor 7, Unit 3, Building 1, No.6 Da Ye Road, Jinjiang District, Chengdu City, Sichuan Province

乙方： 成都奔财商务咨询有限公司

地址： 中国（四川）自由贸易试验区成都高新区蜀锦路88号1栋1单元24层07、08号

Party B: Chengdu Bencai Business Consulting Co., Ltd.

Address: Suites 07 and 08, Floor 24, Unit 1, Building 1 No. 88 Shujin Road, Gaoxin District

Chengdu, Sichuan, China

甲方和乙方以下各称为“一方”，统称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：

Whereas,

1. 甲方是一家在中国注册的外商独资企业，拥有提供技术和咨询服务的必要资源；

Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2. 乙方是一家在中国注册的内资公司，主要从事【商务信息和企业管理咨询业务】（以下称“主营业务”）；

Party B is a company with exclusively domestic capital registered in China and may engage in [Business Information and Business Management Consulting business] (collectively, the “Principal Business”);

3. 甲方同意利用其技术、人员和信息优势，在本协议期间向乙方独家提供有关主营业务的技术支持、咨询和管理服务，乙方同意接受甲方或其指定方按本协议条款的规定提供的咨询和各种服务。

Party A is willing to provide Party B with technical support, consulting services and management services on exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, human resources, and information, and Party B is willing to accept such services provided by Party A or Party A’s designee(s), each on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1. 服务提供

Services Provided by Party A

1.1 按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的技术支持、业务支持和相关咨询服务，具体内容包括所有在乙方主营业务范围内由甲方不时决定必要的服务，包括但不限于以下内容：提供信息技术咨询服务，管理软件开发销售，计算机软硬件研发及销售。

Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with complete technical support, business support and related consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, which may include all necessary services within the scope of the Principal Business as may be determined from time to time by Party A, such as but not limited to Provides information technology consulting services, management software development, sales computer hardware and software research, development and sales.

1.2 乙方接受甲方的咨询和服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定的服务或其他事宜，乙方不得直接或间接地从任何第三方获得任何与本协议相同或类似的咨询和/或服务，并不得与任何第三方就本协议所述事项建立任何类似的合作关系。双方同意，甲方可以指定其他方（该被指定方可以与乙方签署本协议第1.3条描述的某些协议）为乙方提供本协议约定的服务和/或支持。

Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A’s prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.3 服务的提供方式

Service Providing Methodology

1.3.1 甲、乙双方同意在本协议有效期内，视情况而定，乙方可以与甲方或甲方指定的其他方进一步签订技术服务协议和咨询服务协议，对各项技术服务、咨询服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.3.2 乙方特此向甲方授予一项不可撤销的排他性的购买权，根据该购买权，甲方可在中国法律法规允许的范围内，由甲方自行选择，向乙方购买任何部分或全部资产，作价为中国法律允许的最低价格。届时双方将另行签订一份资产转让合同，对该资产转让的条款和条件进行约定。

Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B, at Party A’s sole discretion, any or all of the assets of Party B, to the extent permitted under the PRC laws, at the lowest purchase price permitted by the PRC laws. In this case, the Parties shall enter into a separate assets transfer agreement, specifying the terms and conditions of the transfer of the assets.

2. 服务的价格和支付方式

The Calculation and Payment of the Service Fees

2.1 双方同意，就本协议项下甲方向乙方提供的各项服务，乙方应向甲方支付服务费（“服务费”）。在本协议有效期内，乙方应向甲方支付的服务费应每季度按如下公式计算：甲方服务提供人员向乙方提供服务所花费的时间×其各自的级别费率，加上甲方董事会根据甲方向乙方提供的服务的价值以及乙方实际收入情况不时确定的服务费金额或比例。如甲方董事会未对前述服务费的金额或比例进行调整，则按甲方董事会最近一次确定的金额或比例执行。在任何情况下，受制于中国法律或公司章程的要求，服务费应大致等于乙方的公司净收益。在调整或确定服务费时，应考虑以下因素：

The Parties agree that in respect to the services provided by Party A to Party B contemplated in this Agreement, Party B shall pay Party A the service fees (the “Service Fees”). During the term of this Agreement, the Service Fees to be paid to Party A by Party B shall be calculated quarterly based on the following formula: the time of services rendered to Party B by the employees of Party A multiplies the corresponding rate, plus amount of the services fees or ratio decided by the board of directors of Party A based on the value of services rendered by Party A and the actual income of Party B from time to time. In the event the board of directors of Party A does not adjust the aforesaid amount of service fees or ratio, the Service Fees shall be exercised in accordance with the amount of ratio decided by the latest board of directors of Party A. In any event, the service fees shall be substantially equal to all of the net income of Party B, subject to any requirement by PRC law and Article of Association. The following elements shall be taken into consideration in adjusting or deciding the Service Fees:

2.1.1 服务的复杂程度及难度；

The complexity and difficulty of the services;

2.1.2 甲方雇员提供该等服务所需的时间；

The required time of such services rendered by the employees of Party A;

2.1.3 服务的具体内容和商业价值；

The exact content and commercial value of the services;

2.1.4 相同种类服务的市场参考价格。

The market price of the services of the same kind.

2.2 经双方协商一致，可以另行签署书面协议调整服务费的具体计算方法及支付方式。

As unanimously agreed upon by the Parties, the exact calculation and payment methods of the Service Fees may be amended by entering into a separate written agreement.

2.3 除非双方另行达成一致意见，乙方依据本协议向甲方支付的服务费不应有任何扣除或抵销。

Unless otherwise unanimously agreed upon by the Parties, the Service Fees to be paid by Party B to Party A pursuant to this Agreement shall not include any deduction or offset.

3. 保密条款

Confidentiality Clauses

3.1 双方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.2 双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

4. 陈述和保证

Representations and Warranties

4.1 甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

4.1.1 甲方是按照中国法律合法注册并有效存续的外商独资企业。

Party A is a wholly owned foreign enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2 甲方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；甲方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party A has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery and performance of this Agreement. Party A’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

4.1.3 本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable in accordance with its terms.

4.2 乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

4.2.1 乙方是按照中国法律合法注册且有效存续的公司，乙方获得从事主营业务所需的政府许可、牌照。

Party B is a company legally registered and validly existing in accordance with the laws of China and has obtained the relevant permit and license for engaging in the Principal Business in a timely manner;

4.2.2 乙方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；乙方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party B has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution, delivery and performance of this Agreement. Party B’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

4.2.3 本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it.

5. 生效和有效期

Effectiveness and Term

5.1 本协议于文首标明的协议日期签署并同时生效。除非依本协议或双方其他协议的约定而提前终止，本协议有效期为10年。

This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years.

5.2 协议期满前，经甲方书面确认，本协议可以延期。延期的期限由甲方决定，乙方必须无条件地同意该延期。

The term of this Agreement may be extended if confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by Party A, and Party B shall accept such extended term unconditionally.

6. 终止

Termination

6.1 除非依据本协议续期，本协议于到期之日终止。

Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2 本协议有效期内，乙方不得提前终止本协议。尽管如此，甲方可在任何时候通过提前30天向乙方发出书面通知的方式终止本协议。

During the term of this Agreement, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days’ prior written notice to Party B at any time.

6.3 在本协议终止之后，双方在第3、7和8条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7. 适用法律和争议解决

Governing Law and Resolution of Disputes

7.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在苏州进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Suzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

7.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8. 补偿

Indemnification

就甲方根据本协议向乙方提供的咨询和服务内容所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受任何损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9. 协议的转让

Assignment

9.1 乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A’s prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

9.2 乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

10. 协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11. 协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议作出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

12. 语言和副本

Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份，具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

（以下无正文）

(The remainder is intentionally left blank.)

（本页无正文，为《独家业务合作协议》签署页）

甲方： 国邦（成都）融资租赁有限公司

Party A: Guobang (Chengdu) Finance Leasing Co., Ltd

签字（盖章）：

Signature (Seal): (Stamped)

日期：2019年4月20日

Date: April 20, 2019

乙方：成都奔财商务咨询有限公司

Party B: Chengdu Bencai Business Consulting Co., Ltd.

签字（盖章）：

Signature (Seal): (Stamped)

日期：2019年4月20日

Date: April 20, 2019